UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2003

THE PMI GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13664	94-3199675
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Oak Road, Walnut Creek, California	94597-2098
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (925) 658-7878

Item 9.    Regulation FD Disclosure

On March 28, 2003, the Company filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the period ended December 31, 2002 (the “Report”). The following certifications accompanied the Report:

Certification

Pursuant to 18 U.S.C. Section 1350, I, W. Roger Haughton, Chief Executive Officer of The PMI Group, Inc. (“Company”), hereby certify that the Annual Report on Form-K of the Company for the year ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 26, 2003	/s/ W. Roger Haughton
W. Roger Haughton Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

Certification

Pursuant to 18 U.S.C. Section 1350, I, John M. Lorenzen, Jr., Chief Financial Officer of The PMI Group, Inc. (“Company”), hereby certify that the Annual Report on Form-K of the Company for the year ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 28, 2003	/s/ John M. Lorenzen, Jr.
John M. Lorenzen, Jr. Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The PMI Group, Inc. (Registrant)

March 28, 2003	By:	/s/ John M. Lorenzen, Jr.
John M. Lorenzen, Jr. Executive Vice President and Chief Financial Officer